EXHIBIT 99.2

Escalade Announces Executive Management Change

EVANSVILLE, IN, October 30, 2025 – Escalade, Inc. (NASDAQ: ESCA, or the “Company”) announced today that the Escalade Board of Directors appointed Patrick J. Griffin as Escalade’s Interim President and Chief Executive Officer effective immediately. Mr. Griffin replaced Armin Boehm, who has resigned from the Company.

Mr. Griffin, age 56, has served as Director at Escalade and Vice President, Corporate Development and Investor Relations for Escalade since August 2012. Prior to that, Mr. Griffin served as President of Martin Yale Group, a former subsidiary of Escalade. Mr. Griffin has held various other roles at Escalade since 2002.

“We thank Armin for his time and service at Escalade and wish him the best in all future endeavors,” said Walter P. Glazer, Jr., Escalade’s Chairman of the Board of Directors. “Through Patrick’s years of service at Escalade, he has proven to be a key member of the executive management team and the board. He has been an advocate of our strong corporate culture and our commitment to delivering superior total shareholder return. The Escalade Board of Directors and I look forward to working with him as he leads the very capable Escalade team to further success,” continued Glazer.

“Our results underscore the Escalade team’s dedication to progress and adaptability amid dynamic markets and shifting consumer preferences,” said Patrick J. Griffin, Interim President and Chief Executive Officer. “Through ongoing investment in our brands, our businesses, and our people, we are strengthening our foundation for sustainable growth and superior shareholder value over the long term. I look forward to continuing this journey with the Escalade team,” stated Griffin.

ABOUT ESCALADE

Founded in 1922, and headquartered in Evansville, Indiana, Escalade designs, manufactures, and sells sporting goods, fitness, and indoor/outdoor recreation equipment. Our mission is to connect family and friends, create lasting memories, and play life to the fullest. Leaders in our respective categories, Escalade's distinct and acclaimed brands include Goalrilla™ in-ground basketball hoops; STIGA® tennis tables and accessories; Bear® Archery and archery equipment; Brunswick Billiards® tables and accessories; Accudart® darting; ONIX® pickleball; Lifeline® fitness products; and RAVE Sports® water recreation products. Escalade's products are available online and through leading retailers nationwide. For more information about Escalade's diverse and prominent brand portfolio, history, financials, and governance, please visit www.escaladeinc.com.

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements, other than statements of historical fact, are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. These risks include, but are not limited to: Escalade’s ability to achieve its business objectives; Escalade’s plans and expectations surrounding the transition to its new Chief Executive Officer and all potential related effects and consequences; Escalade’s ability to successfully implement actions to lessen the potential impacts of tariffs, a potential trade war with China and other trade restrictions applicable to our products and raw materials, including impacts on the costs of producing our goods, importing products and materials into our markets for sale, and on the pricing of our products; our international operations, including any related to political uncertainty and geopolitical tensions; Escalade’s ability to successfully achieve the anticipated results of strategic transactions, including the integration of the operations of acquired assets and businesses and of divestitures or discontinuances of certain operations, assets, brands, and products; the continuation and development of key customer, supplier, licensing and other business relationships; Escalade’s ability to protect its intellectual property; Escalade’s ability to develop and implement our own direct to consumer e-commerce distribution channel; the impact of competitive products and pricing; product demand and market acceptance; new product development; Escalade’s ability to successfully negotiate the shifting retail environment and changes in consumer buying habits; the financial health of our customers; disruptions or delays in our business operations, including without limitation disruptions or delays in our supply chain, arising from political unrest, war, terrorist attacks, labor strikes, natural disasters, public health crises such as the coronavirus pandemic, and other events and circumstances beyond our control; the evaluation and implementation of remediation efforts designed and implemented to enhance the Company’s control environment; the potential identification of one or more additional material weaknesses in the Company’s internal control of which the Company is not currently aware or that have not yet been detected; Escalade’s ability to control costs, including managing inventory levels; general economic conditions, including inflationary pressures; fluctuation in operating results; changes in foreign currency exchange rates; changes in the securities markets; continued listing of the Company’s common stock on the NASDAQ Global Market; the Company’s inclusion or exclusion from certain market indices; Escalade’s ability to obtain financing, to maintain compliance with the terms of such financing and to manage debt levels; the availability, integration and effective operation of information systems and other technology, and the potential interruption of such systems or technology; the potential impact of actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; risks related to data security of privacy breaches; the potential impact of regulatory claims, proceedings or investigations involving our products; Escalade’s use of estimates in its financial reporting as well as in its forward looking statements; and other risks detailed from time to time in Escalade’s filings with the Securities and Exchange Commission. Escalade’s future financial performance could differ materially from the expectations of management contained herein. Escalade undertakes no obligation to release revisions to these forward-looking statements after the date of this report.

2